SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

AMENDMENT NO. 1 TO

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 29, 2004

Wells Real Estate Fund VI, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-23656	58-2022628
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia 30092-3365

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Wells Real Estate Fund VI, L.P. (the “Registrant”) hereby amends its Current Report on Form 8-K dated April 29, 2004 to provide the required pro forma financial statements relating to the sale of Stockbridge Village II, Stockbridge Village III, and the Stockbridge Village I Expansion on April 29, 2004, as described in such Current Report.

Item 7. Financial Statements and Exhibits

(b) Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Amendment No. 1 to Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Wells Real Estate Fund VI, L.P.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of March 31, 2004	F-2

Pro Forma Statement of Operations for the year ended December 31, 2003	F-3

Pro Forma Statement of Operations for the three months ended March 31, 2004	F-4

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No.1 to Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND VI, L.P.
(Registrant)

By:	WELLS PARTNERS, L.P.
General Partner

	By:	Wells Capital, Inc.
General Partner

		By:	/s/ Leo F. Wells, III
Leo F. Wells, III
President

By:	/s/ Leo F. Wells, III
LEO F. WELLS, III
General Partner

Date: June 24, 2004

3

WELLS REAL ESTATE FUND VI, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund VI, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2003 and its quarterly report filed on Form 10-Q for the three months ended March 31, 2004.

The following unaudited pro forma balance sheet as of March 31, 2004 has been prepared to give effect to the sales of Stockbridge Village II, Stockbridge Village III, and the Stockbridge Village I Expansion (collectively, the “Stockbridge Village Properties”) as if the dispositions and distribution of net proceeds therefrom occurred on March 31, 2004. Stockbridge Village II was owned by Fund V and VI Associates; the Registrant holds an equity interest of approximately 53.6% in Fund V and VI Associates, which owned 100% of Stockbridge Village II. Stockbridge Village III and the Stockbridge Village I Expansion were owned by Fund VI and VII Associates; the Registrant holds an equity interest of approximately 44.8% in Fund VI and VII Associates, which owned 100% of both Stockbridge Village III and the Stockbridge Village I Expansion.

The following unaudited pro forma statements of operations for the year ended December 31, 2003, and the three months ended March 31, 2004, have been prepared to give effect to the sales of the Hartford Building (“Prior Disposition”) and the Stockbridge Village Properties as if the dispositions occurred on January 1, 2003. Fund V and VI Associates sold the Hartford Building on August 12, 2003. These pro forma statements of operations do not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of Stockbridge Village Properties if the transaction had occurred on January 1, 2003.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the dispositions of the Stockbridge Village properties and the Hartford Building been consummated as of January 1, 2003.

WELLS REAL ESTATE FUND VI, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

MARCH 31, 2004

(Unaudited)

	Wells Real Estate Fund VI, L.P. Historical(a)	Pro Forma Adjustments		Pro Forma Total
ASSETS:
Investment in joint ventures	$11,548,082	$(3,456,398	)(b)	$8,091,684
Due from joint ventures	274,057	0		274,057
Cash and cash equivalents	39,876	4,594,142	(c)	4,634,018

Total assets	$11,862,015	$1,137,744		$12,999,759

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Partnership distribution payable	$226,815	$0		$226,815
Accounts payable	4,565	0		4,565

Total liabilities	231,380	0		231,380

Partners’ capital:
Limited partners:
Class A – 2,293,127 units outstanding	11,630,635	571,113	(d)	12,201,748
Class B – 206,873 units outstanding	0	566,631	(d)	566,631
General partners	0	0		0

Total partners’ capital	11,630,635	1,137,744		12,768,379

Total liabilities and partners’ capital	$11,862,015	$1,137,744		$12,999,759

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q for the period ended March 31, 2004.
(b)	Reflects the Registrant’s interest in the basis of the net assets of the Stockbridge Village Properties as of March 31, 2004. This adjustment would have been recorded by (a) increasing investment in joint ventures by $1,137,744 as a result of the Registrant’s portion of the gain that would have been recognized on the sale of the Stockbridge Village Properties had the transaction occurred on March 31, 2004 and (b) decreasing investment in joint ventures by $4,594,142 as a result of the assumed distribution of net sale proceeds from Fund V and VI Associates and Fund VI and VII Associates to the Registrant.
(c)	Reflects the Registrant’s proportionate share of net proceeds from the sales of the Stockbridge Village Properties.
(d)	Reflects the Registrant’s proportionate share of the pro forma gain recognized on the sale of the Stockbridge Village Properties.

See accompanying notes.

WELLS REAL ESTATE FUND VI, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

(Unaudited)

		Pro Forma Adjustments
	Wells Real Estate Fund VI, L.P. Historical(a)	Prior Disposition		Stockbridge Village Properties		Pro Forma Total
REVENUES:
Equity in income of joint ventures	$2,578,809	$(1,576,450	)(b)	$(396,853	)(c)	$605,506
Other income	17,366	0		0		17,366

	2,596,175	(1,576,450)		(396,853)		622,872

EXPENSES:
Partnership administration	73,591	0		0		73,591
Legal and accounting	25,960	0		0		25,960
Other general and administrative	8,286	0		0		8,286

	107,837	0		0		107,837

NET INCOME	$2,488,338	$(1,576,450)		$(396,853)		$515,035

NET INCOME (LOSS) ALLOCATED TO CLASS A LIMITED PARTNERS	$1,923,810	$(829,620)		$(400,618)		$693,572

NET INCOME ALLOCATED TO CLASS B LIMITED PARTNERS	$564,528	$(746,830)		$3,765		$(178,537)

NET INCOME PER WEIGHTED AVERAGE CLASS A LIMITED PARTNER UNIT	$0.84					$0.30

NET INCOME PER WEIGHTED AVERAGE CLASS B LIMITED PARTNER UNIT	$2.62					$(0.83)

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	2,284,427					2,284,427

CLASS B	215,573					215,573

(a)	Historical financial information has been obtained from the Registrant’s annual report filed on Form 10-K for 2003.
(b)	Reflects equity in income of Fund V and VI Associates earned by the Registrant related to the Hartford Building, which was sold on August 12, 2003. The pro forma adjustment results from gain on sale and gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees.
(c)	Reflects equity in income of Fund V and VI Associates earned by the Registrant related to Stockbridge Village II, and equity in income of Fund VI and VII Associates earned by the Registrant related to the Stockbridge Village I Expansion and Stockbridge Village III. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the Stockbridge Village Properties if the transaction had occurred on January 1, 2003.

See accompanying notes.

WELLS REAL ESTATE FUND VI, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2004

(Unaudited)

	Wells Real Estate Fund VI, L.P. Historical(a)	Pro Forma Adjustments		Pro Forma Total
REVENUES:
Equity in income of joint ventures	$228,786	$(101,670	)(b)	$127,116
Other income	11,342	0		11,342

	240,128	(101,670)		138,458

EXPENSES:
Partnership administration	21,044	0		21,044
Legal and accounting	9,975	0		9,975
Other general and administrative	383	0		383

	31,402	0		31,402

NET INCOME	$208,726	$(101,670)		$107,056

NET INCOME ALLOCATED TO CLASS A LIMITED PARTNERS	$303,694	$(104,059)		$199,635

NET LOSS ALLOCATED TO CLASS B LIMITED PARTNERS	$(94,968)	$2,389		$(92,579)

NET INCOME PER WEIGHTED AVERAGE CLASS A LIMITED PARTNER UNIT	$0.13			$0.09

NET LOSS PER WEIGHTED AVERAGE CLASS B LIMITED PARTNER UNIT	$(0.46)			$(0.45)

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	2,293,127			2,293,127

CLASS B	206,873			206,873

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q for the period ended March 31, 2004.
(b)	Reflects equity in income of Fund V and VI Associates earned by the Registrant related to Stockbridge Village II and equity in income of Fund VI and VII Associates earned by the Registrant related to Stockbridge Village I Expansion and Stockbridge Village III. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the Stockbridge Village Properties if the transaction had occurred on January 1, 2003.

See accompanying notes.

F-4